                        ANNUAL REPORT / DECEMBER 31 1999

                             AIM GLOBAL TRENDS FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

          VARIIERTE RECHTCKE BY WASSILY KANDINSKY (1866-1944, RUSSIAN)

       CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY ACHIEVES

         A GEOMETRIC RHYTHM IN HIS PAINTING, TRANSLATED FROM GERMAN AS

        "VARIED RECTANGLES." ITS LINES AND FORMS EVOKE UNIVERSAL SYMBOLS

       OF GROWTH SUCH AS ROADS, GRIDS AND BRIDGES. ITS RIGHT ANGLES BRING

               A SENSE OF ORDER AND STRUCTURE TO THE COMPOSITION.

                      ------------------------------------



AIM Global Trends Fund is for shareholders who seek long-term growth of capital.




ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect changes in net asset value and reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Effective 3/1/99, Advisor Class shares were closed to new investors. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
o During the fiscal year ended 12/31/99, the fund paid distributions of $1.4783 per share for Class A, Class B and Class C shares. It paid $1.52 per Advisor Class share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on approximately 50 markets in developing and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL TRENDS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
 [PHOTO OF          faith in two long-established principles of investing:
 Charles T.         portfolio diversification and long-term thinking. We could
   Bauer,           title this report "What a Difference a Year Makes."
Chairman of             An investor surveying conditions when the fiscal year
the Board of        opened on January 1, 1999, would have been a market
  THE FUND          dominated by large-capitalization stocks and high-quality
APPEARS HERE]       bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down
2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      ------------------------------------

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


MARKET RALLY AND STRATEGY CHANGE BOOST
FUND PERFORMANCE

GLOBAL MARKETS SAW A DRAMATIC REBOUND IN 1999. HOW DID AIM GLOBAL TRENDS FUND PERFORM DURING THE FISCAL YEAR?
The fund reported impressive returns of 51.93% for Class A shares, 51.18% for Class B shares, 51.33% for Class C shares and 52.81% for Advisor Class shares as of December 31, 1999. (Returns are at net asset value and exclude sales charges.) With this performance, the fund handily outpaced the 27.31% return of its benchmark, the MSCI AC World Index.

WHAT WERE THE MAJOR WORLDWIDE TRENDS OVER THE REPORTING PERIOD?
European, Asian and Japanese economies recovered during the fiscal year, sparking strong market rallies in those regions. In fact, international stocks outperformed U.S. stocks during 1999--the EAFE Index's 26.96% return topped the 21.03% return of the S&P 500 for the fiscal year. Overseas stocks benefited from improving investor expectations of economic growth and more favorable valuations. Countries that focused on cleaning up their banking systems and stabilizing their currencies enjoyed the best performance.

THE UNITED STATES WAS BY FAR YOUR LEADING COUNTRY ALLOCATION. WHAT HAPPENED IN U.S. MARKETS IN 1999?
Investor concern over interest rates created substantial volatility in U.S. stock markets throughout the year. The continued strength of the U.S. economy raised the specter of inflation, and in response the U.S. Federal Reserve Board raised interest rates three times.
    At the same time, technology stocks ignited a market rally, but not all stocks benefited. While the S&P 500 and other market indexes reached new levels, many stocks suffered down or flat years. Among the S&P 500 stocks, 256 declined, 241 rose and three were unchanged.

WHAT HAPPENED IN EUROPE?
European markets showed strong fundamentals during the fiscal year: low inflation, rising employment and improving consumer confidence. Many companies saw increased earnings growth driven by the economic recovery in Asia and the strong U.S. dollar, which helped exports.
    European companies have been undergoing the same type of restructuring that U.S. companies went through in the 1980s--selling unproductive assets, cutting workforces and buying back shares. Strong merger-and-acquisition activity also continued in Europe, stimulated by the launch of the euro at the beginning of 1999. In fact, European M&A activity topped that of the United States for the year.

HOW DID JAPAN FARE?
The Japanese stock market was among the strongest in the world. Last spring, investors--particularly foreign investors--began pouring money into Japanese stocks amid prospects of a brighter economy. Market activity drove the value of the yen to powerful heights. By the end of 1999, foreigners owned more of corporate Japan than banks owned. As with the United States, technology stocks dominated the Japanese equity market.

WHY DID THE FUND PERFORM SO WELL?
Besides the rebound in worldwide markets, the fund also benefited from a

                      ------------------------------------

                         COMPUTERS, E-COMMERCE AND THE

                       INTERNET ARE CHANGING THE WAY THE

                        WORLD COMMUNICATES AND CONDUCTS

                       BUSINESS, AND FUND MANAGERS SOUGHT

                       TO CAPITALIZE ON THIS REVOLUTION.

                      ------------------------------------

[GRAPHIC]

YOUR FUND'S PERFORMANCE

FUND REBOUNDS STRONGLY

One-year total returns, excluding sales charges

[BAR CHART]

================================================================================
                     FUND            FUND            FUND               ADVISOR
                    CLASS A         CLASS B         CLASS C              CLASS
                    SHARES          SHARES          SHARES              SHARES
--------------------------------------------------------------------------------

Year ended 12/31/99  51.93%          51.18%          51.33%              52.81%

Year ended 12/31/98   9.37%           8.83%            N/A                9.80%

================================================================================

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


[GRAPHIC]

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

=====================================================================================================================
TOP 10 HOLDINGS                             TOP 10 COUNTRIES                  TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------
 1. Furukawa Electric Co., Ltd.   4.62%      1. United States     57.51%       1. Telephone                     8.93
    (The)(Japan)
 2. Nokia Oyj (Finland)           3.72       2. Japan              8.02        2. Communications Equipment      8.67
 3. Cisco Systems, Inc.           2.47       3. Canada             7.17        3. Computers                     8.33
 4. AT&T Corp.-Liberty Media      2.46                                            (Software & Services)
    Group-Class A                            4. France             5.41        4. Electronics (Semiconductors)  5.47
 5. Nippon Telegraph &            2.34       5. Finland            3.72        5. Metal Fabricators             4.62
    Telephone Corp. (Japan)
 6. Lam Research Corp.            2.33       6. United Kingdom     2.75        6. Broadcasting                  3.69
 7. BCE Inc. (Canada)             2.29                                            (Television, Radio & Cable)
 8. Computer Associates           2.01       7. Netherlands        2.33        7. Financial (Diversified)       3.32
    International, Inc.                      8. South Korea        1.72        8. Metals Mining                 3.07
 9. Tyco International Ltd.       1.97       9. Ireland            1.69        9. Manufacturing (Diversified)   2.95
10. Oracle Corp.                  1.82      10. Belgium            1.53       10. Telecommunications            2.87
                                                                                  (Cellular/Wireless)

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================================

change in investment strategy approved by shareholders in August 1999. The fund now directly invests in U.S. and foreign stocks. Before this change, the fund invested in six AIM Global Theme Funds, allocating its assets according to industry weightings in the MSCI AC World Index. With the change in investment strategy, fund managers are no longer tied to each sector's relative proportion in the index. This flexibility allows the fund to concentrate on the best-performing growth stocks, regardless of sectors or countries.

WHAT STOCKS DID YOU LIKE?
Most of our top holdings were technology or telecommunications firms based in the United States or Japan. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and fund managers sought to capitalize on this revolution. Many of our holdings are involved in building the infrastructure of the Internet.
o Furukawa Electric is a Japanese manufacturer of fiber-optic cable used in high-speed data transmissions.
o Nokia, the Finnish cellular-phone maker, has maintained its leading position in the wireless market and is a pioneer in delivering Internet content over cellular phones.
o U.S.-based Cisco is the leading maker of routers, switches and other equipment used to create Internet connections.
    We also invested in the world's leading telecommunications companies, AT&T and Nippon Telegraph & Telephone. The telecommunications services they provide help form the backbone of the Internet.

WHAT IS YOUR OUTLOOK FOR GLOBAL FINANCIAL MARKETS?
We believe we have reached a period of synchronized global expansion. The United States drove the markets for the past two years, but with Europe and Asia gaining strength, we believe growth in the future will be more balanced.
    We're encouraged by signs of economic growth in Japan, but much-needed corporate restructuring has yet to occur on a wide scale. However, restructuring at major Japanese companies indicates that key corporations are ready to cut costs and to become more efficient.
    In Europe, we expect positive economic growth, stronger corporate earnings and higher consumer demand. In fact, if European growth continues on its current path, Europe stands poised to surpass the United States in economic growth during 2000.

                      ------------------------------------

                           WE BELIEVE WE HAVE REACHED

                            A PERIOD OF SYNCHRONIZED

                               GLOBAL EXPANSION.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TRENDS FUND VS. BENCHMARK INDEX

9/15/97-12/31/99

[GRAPH]
in thousands

=============================================================================================
           AIM GLOBAL TRENDS,   AIM GLOBAL TRENDS,     MSCI ALL COUNTRY,   AIM GLOBAL TRENDS,
           CLASS A SHARES       CLASS B SHARES         WORLD INDEX         ADVISOR CLASS SHARES
---------------------------------------------------------------------------------------------
9/15/97     9,525               10,000                 10,000              10,000
9/97        9,725               10,201                 10,514              10,210
12/97       9,269                9,717                 10,143               9,749
3/98       10,298               10,778                 11,549              10,839
6/98       10,333               10,796                 11,622              10,885
9/98        8,485                8,866                 10,196               8,952
12/98      10,138               10,574                 12,345              10,704
3/99       10,660               11,102                 12,846              11,274
6/99       11,545               12,011                 13,606              12,228
9/99       11,474               11,927                 13,386              12,172
12/99      15,403               15,383                 15,717              16,357

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
=============================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares the performance of your fund's Class A, Class B and Advisor Class shares to that of a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 9/15/97-12/31/99. (Please note that the index results are for the period 8/31/97-12/31/99.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (9/15/97)                     20.73%

1 year                                  44.71*

* 51.93% excluding sales charges

CLASS B SHARES

Inception  (9/15/97)                    22.33%

1 year                                  46.18

*51.18% excluding CDSC

CLASS C SHARES

Inception (1/2/98)                      28.43%

1 year                                  50.33*

* 51.33% excluding CDSC

ADVISOR CLASS SHARES

Inception (9/15/97)                     23.95%

1 year                                  52.86
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from that of its Class A, Class B and Advisor Class shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                             AIM GLOBAL TRENDS FUND

                        ANNUAL REPORT / FOR CONSIDERATION

EVERY INVESTMENT PORTFOLIO
CAN BENEFIT FROM REGULAR CHECKUPS

[PHOTO]

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?

Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
    Financial advisors can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

                             AIM GLOBAL TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-57.51%

BIOTECHNOLOGY-1.46%

Amgen Inc.(a)                             12,400   $   744,775
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.46%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                    22,200     1,259,850
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.97%

ADC Telecommunications, Inc.(a)            3,450       250,341
--------------------------------------------------------------
Comverse Technology, Inc.(a)               4,200       607,950
--------------------------------------------------------------
Lucent Technologies Inc.                   8,800       658,350
--------------------------------------------------------------
Motorola, Inc.                             3,500       515,375
--------------------------------------------------------------
                                                     2,032,016
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.15%

Apple Computer, Inc.(a)                    3,400       349,562
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                  3,100       240,056
--------------------------------------------------------------
                                                       589,618
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.47%

Cisco Systems, Inc.(a)                    11,800     1,264,075
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.29%

Lexmark International Group,
  Inc.-Class A(a)                          7,300       660,650
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-6.69%

Adobe Systems, Inc.                        6,000       403,500
--------------------------------------------------------------
America Online, Inc.(a)                    5,700       429,994
--------------------------------------------------------------
Computer Associates International,
  Inc.                                    14,700     1,028,081
--------------------------------------------------------------
J.D. Edwards & Co.(a)                      9,500       283,813
--------------------------------------------------------------
Oracle Corp.(a)                            8,300       930,119
--------------------------------------------------------------
Synopsys, Inc.(a)                          3,650       243,637
--------------------------------------------------------------
Digital Impact, Inc.(a)                    2,100       105,262
--------------------------------------------------------------
                                                     3,424,406
--------------------------------------------------------------

CONSUMER FINANCE-1.49%

Providian Financial Corp.                  8,400       764,925
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.77%

Sawtek, Inc.(a)                            5,900       392,719
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-2.07%

Agilent Technologies, Inc.(a)              6,300       487,069
--------------------------------------------------------------
CTS Corp.                                  7,600       572,850
--------------------------------------------------------------
                                                     1,059,919
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.54%

General Motors Corp.-Class H(a)            2,900       278,400
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.78%

Altera Corp.(a)                            6,700       332,069
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Flextronics International Ltd.(a)         10,600   $   487,600
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)      9,000       261,000
--------------------------------------------------------------
Intel Corp.                                3,600       296,325
--------------------------------------------------------------
Microchip Technology, Inc.(a)              6,500       444,844
--------------------------------------------------------------
National Semiconductor Corp.(a)           10,200       436,687
--------------------------------------------------------------
Rambus Inc.(a)                             2,800       188,825
--------------------------------------------------------------
                                                     2,447,350
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.33%

Lam Research Corp.(a)                     10,700     1,193,719
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.79%

American Express Co.                       3,000       498,750
--------------------------------------------------------------
Citigroup Inc.                             7,500       416,719
--------------------------------------------------------------
                                                       915,469
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.25%

Isle of Capri Casinos, Inc.(a)             9,800       129,237
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.24%

Allergan, Inc.                             9,000       447,750
--------------------------------------------------------------
Warner-Lambert Co.                         8,500       696,469
--------------------------------------------------------------
                                                     1,144,219
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.96%

United Healthcare Corp.                    9,200       488,750
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.08%

VISX, Inc.(a)                             10,700       553,725
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.43%

Goldman Sachs Group, Inc. (The)            2,900       273,144
--------------------------------------------------------------
Morgan Stanley Dean Witter & Co.           3,200       456,800
--------------------------------------------------------------
                                                       729,944
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.95%

Tyco International Ltd.                   26,000     1,010,750
--------------------------------------------------------------
United Technologies Corp.                  7,700       500,500
--------------------------------------------------------------
                                                     1,511,250
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.76%

BJ Services Co.(a)                         9,300       388,856
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.27%

Union Pacific Resources Group, Inc.       11,000       140,250
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.65%

Home Depot, Inc. (The)                     7,200       493,650
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (BUILDING SUPPLIES)-(CONTINUED)

Lowe's Cos., Inc.                          5,900   $   352,525
--------------------------------------------------------------
                                                       846,175
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.63%

InterTAN, Inc.(a)                         16,700       436,287
--------------------------------------------------------------
Tandy Corp.                                8,100       398,419
--------------------------------------------------------------
                                                       834,706
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.92%

Wal-Mart Stores, Inc.                      6,800       470,050
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.89%

Dayton Hudson Corp.                        6,200       455,312
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.30%

Sonic Automotive, Inc.(a)                 15,700       153,075
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.62%

Lamar Advertising Co.(a)                   4,000       242,250
--------------------------------------------------------------
Metris Companies, Inc.                    13,400       478,213
--------------------------------------------------------------
Young & Rubicam Inc.                       8,800       622,600
--------------------------------------------------------------
                                                     1,343,063
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.45%

Sykes Enterprises, Inc.(a)                 5,300       232,538
--------------------------------------------------------------

TELECOMMUNICATIONS-0.51%

Level 3 Communications, Inc.(a)            3,200       262,000
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.94%

Sprint Corp.(a)                            4,700       481,750
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.14%

Global TeleSystems Group, Inc.(a)         16,800       581,700
--------------------------------------------------------------

TELEPHONE-3.26%

CTC Communications Group, Inc.(a)         12,300       479,892
--------------------------------------------------------------
Intermedia Communications Inc.(a)          8,600       333,788
--------------------------------------------------------------
NTL Inc.(a)                                3,800       474,050
--------------------------------------------------------------
Qwest Communications International,
  Inc.(a)                                  8,900       382,700
--------------------------------------------------------------
                                                     1,670,430
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $24,765,335)                            29,444,921
--------------------------------------------------------------

FOREIGN STOCKS-36.72%

BELGIUM-1.53%

Fortis (B) (Financial-Diversified)(a)     21,700       782,308
--------------------------------------------------------------

CANADA-7.17%

Alcan Aluminum Ltd. (Aluminum)            18,500       761,380
--------------------------------------------------------------
BCE Inc. (Telephone)                      12,900     1,172,199
--------------------------------------------------------------
Inco Ltd. (Metals Mining)(a)              37,500       876,897
--------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Telecommunications-
  Cellular/Wireless)(a)                     18,400     450,024
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
CANADA-(CONTINUED)

Teleglobe, Inc. (Telecommunications)      18,100   $   412,589
--------------------------------------------------------------
                                                     3,673,089
--------------------------------------------------------------

FINLAND-3.72%

Nokia Oyj (Communications Equipment)      10,500     1,902,191
--------------------------------------------------------------

FRANCE-5.41%

Alcatel Alsthom (Communications
  Equipment)                               2,200       504,835
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                   3,750       345,716
--------------------------------------------------------------
Bouygues Offshore S.A. (Engineering &
  Construction)                            4,444       166,830
--------------------------------------------------------------
Renault S.A. (Automobiles)                12,300       592,475
--------------------------------------------------------------
SEITA (Tobacco)                            4,000       181,161
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                                1,500       348,735
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting- Television, Radio &
  Cable)                                   1,200       628,025
--------------------------------------------------------------
                                                     2,767,777
--------------------------------------------------------------

GERMANY-0.69%

Epcos A.G. (Electronics-Component
  Distributors)(a)                         4,700       352,408
--------------------------------------------------------------

IRELAND-1.69%

CRH PLC (Construction-Cement &
  Aggregates)                             23,342       500,391
--------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long Distance)(a)    4,000       366,000
--------------------------------------------------------------
                                                       866,391
--------------------------------------------------------------

JAPAN-8.02%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                    156,000     2,367,687
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telephone)                                 70     1,199,510
--------------------------------------------------------------
NTT Mobile Communications Network, Inc.
  (Telecommunications-Cellular/Wireless)       14      538,752
--------------------------------------------------------------
                                                     4,105,949
--------------------------------------------------------------

MEXICO-1.03%

Telefonos de Mexico S.A.-ADR
  (Telephone)                              4,700       528,750
--------------------------------------------------------------

NETHERLANDS-2.33%

ASM Lithography Holding N.V.
  (Electronics- Semiconductors)(a)         3,100       352,625
--------------------------------------------------------------
Equant N.V.-New York Shares
  (Computers- Software & Services)(a)      2,300       257,600
--------------------------------------------------------------
Getronics N.V. (Computers-Software &
  Services)                                7,300       581,889
--------------------------------------------------------------
                                                     1,192,114
--------------------------------------------------------------

SINGAPORE-0.66%

NatSteel Ltd. (Iron & Steel)             170,000       338,877
--------------------------------------------------------------

SOUTH KOREA-1.72%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          25,200       882,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
UNITED KINGDOM-2.75%

BP Amoco PLC-ADR (Oil & Gas-Refining
  & Marketing)                             4,400   $   260,975
--------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration &
  Production)                            160,000       453,408
--------------------------------------------------------------
Rio Tinto PLC (Metals Mining)             28,800       695,225
--------------------------------------------------------------
                                                     1,409,608
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $13,783,164)                                  18,801,462
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
MONEY MARKET FUNDS-3.96%

STIC Liquid Assets Portfolio(b)        1,014,954   $ 1,014,954
--------------------------------------------------------------
STIC Prime Portfolio(b)                1,014,954     1,014,954
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $2,029,908)                                    2,029,908
--------------------------------------------------------------
TOTAL INVESTMENTS-98.19% (Cost
  $40,578,407)                                      50,276,291
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.81%                    925,385
--------------------------------------------------------------
NET ASSETS-100.00%                                 $51,201,676
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $40,578,407)                                $50,276,291
---------------------------------------------------------
Foreign currencies, at value (cost
  $1,378,868)                                   1,385,902
---------------------------------------------------------
Receivables for:
  Investments sold                                 62,727
---------------------------------------------------------
  Fund shares sold                                187,666
---------------------------------------------------------
  Dividends and interest                           46,551
---------------------------------------------------------
Other assets                                        2,753
---------------------------------------------------------
    Total assets                               51,961,890
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           527,960
---------------------------------------------------------
  Fund shares reacquired                          116,126
---------------------------------------------------------
Accrued distribution fees                          91,969
---------------------------------------------------------
Accrued transfer agent fees                         7,175
---------------------------------------------------------
Accrued operating expenses                         16,984
---------------------------------------------------------
    Total liabilities                             760,214
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $51,201,676
=========================================================

NET ASSETS:

Class A                                       $20,594,824
=========================================================
Class B                                       $29,118,008
=========================================================
Class C                                       $   499,576
=========================================================
Advisor Class                                 $   989,268
=========================================================

SHARES OUTSTANDING:

Class A                                         1,305,467
=========================================================
Class B                                         1,863,828
=========================================================
Class C                                            31,987
=========================================================
Advisor Class                                      62,532
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     15.78
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.78 divided
    by 95.25%)                                $     16.57
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     15.62
=========================================================
Class C:
  Net asset value and offering price per
    share                                     $     15.62
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                           $     15.82
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                      $   102,225
---------------------------------------------------------
Dividends (net of $10,848 foreign
  withholding tax)                                118,927
---------------------------------------------------------
    Total investment income                       221,152
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                  142,786
---------------------------------------------------------
Accounting services fees                           17,100
---------------------------------------------------------
Custodian fees                                     11,148
---------------------------------------------------------
Distribution fees -- Class A                       83,176
---------------------------------------------------------
Distribution fees -- Class B                      238,049
---------------------------------------------------------
Distribution fees -- Class C                        2,969
---------------------------------------------------------
Printing                                           39,597
---------------------------------------------------------
Trustees' fees                                      3,941
---------------------------------------------------------
Transfer Agent fees                                28,880
---------------------------------------------------------
Other                                              29,846
---------------------------------------------------------
    Total expenses                                597,492
---------------------------------------------------------
Less: Fees waived and reimbursed by advisor       (52,643)
---------------------------------------------------------
     Expenses paid indirectly                        (141)
---------------------------------------------------------
     Net expenses                                 544,708
---------------------------------------------------------
Net investment income (loss)                     (323,556)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        10,025,846
---------------------------------------------------------
  Foreign currencies                              (29,114)
=========================================================
                                                9,996,732
=========================================================
Net unrealized appreciation of:
  Investment securities                         8,399,433
---------------------------------------------------------
  Foreign currencies                                6,812
=========================================================
                                                8,406,245
=========================================================
  Net gain from investment securities and
    foreign currencies                         18,402,977
=========================================================
Net increase in net assets resulting from
  operations                                  $18,079,421
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                   1999           1998
                                                                -----------    -----------

OPERATIONS:

  Net investment income (loss)                                  $  (323,556)   $  (226,913)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            9,996,732     (1,162,416)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             8,406,245      4,092,846
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         18,079,421      2,703,517
------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                                --        (26,011)
------------------------------------------------------------------------------------------
  Advisor Class                                                      (2,325)        (5,762)
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                        (1,767,423)      (219,151)
------------------------------------------------------------------------------------------
  Class B                                                        (2,505,025)      (311,471)
------------------------------------------------------------------------------------------
  Class C                                                           (39,159)        (2,998)
------------------------------------------------------------------------------------------
  Advisor Class                                                     (82,148)        (9,683)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        (2,708,897)     1,720,631
------------------------------------------------------------------------------------------
  Class B                                                        (4,238,502)     5,216,553
------------------------------------------------------------------------------------------
  Class C                                                           143,802        252,965
------------------------------------------------------------------------------------------
  Advisor Class                                                    (125,191)      (440,481)
------------------------------------------------------------------------------------------
    Net increase in net assets                                    6,754,553      8,878,109
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            44,447,123     35,569,014
------------------------------------------------------------------------------------------
  End of period                                                 $51,201,676    $44,447,123
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $37,900,018    $44,578,806
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                             --          2,313
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                             3,596,963     (1,432,446)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            9,704,695      1,298,450
------------------------------------------------------------------------------------------
                                                                $51,201,676    $44,447,123
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest.
  On June 15, 1999, the Board of Trustees unanimously approved a change to the fundamental investment restrictions (the "restructuring") of the Fund whereby the Fund which had operated as a "fund of funds" investing in the Advisor Class shares of the AIM theme mutual funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications and Technology Fund (collectively, the "Underlying Theme Funds") would directly invest primarily in equity securities of U.S. and foreign issuers in any or all of the global industry sectors in which the Underlying Theme Funds invested. On August 25, 1999, a Special Meeting of Shareholders approved the restructuring which was effective August 27, 1999.
  The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $323,568, undistributed net realized gains decreased by $573,568 and paid-in capital increased by $250,000 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. Effective August 27, 1999 the Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively, until June 30, 2000. During the year ended December 31, 1999, AIM waived fees of $41,316 and reimbursed expenses of $11,327.
  Prior to the restructuring effective August 27, 1999, AIM was the Fund's investment manager and administrator. AIM as investment manager and administrator beared all expenses of the Fund (other than expenses reimbursed pursuant to the Fund's 12b-1 plans of distribution and non-recurring and extraordinary expenses of the Fund). The Fund as a shareholder in the Underlying Theme Funds, indirectly beared its proportionate share of any investment management and other expenses paid by the Underlying Theme Funds. AIM also had undertaken to limit the Underlying Theme Funds' expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to a maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Funds' Advisor Class shares.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $17,100 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $28,880 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $83,176, $238,049 and $2,969, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $5,165 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $1,175 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $141 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $141 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $58,521,511 and $73,424,249, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $10,694,077
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (996,193)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $ 9,697,884
=========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                       1999                     1998
                                                              ----------------------   -----------------------
                                                               SHARES      AMOUNT       SHARES       AMOUNT
                                                              --------   -----------   ---------   -----------
Sold:
  Class A                                                      200,188   $ 2,730,032     952,323   $10,681,667
--------------------------------------------------------------------------------------------------------------
  Class B                                                      181,716     2,419,036   1,302,574    14,551,138
--------------------------------------------------------------------------------------------------------------
  Class C                                                       14,063       186,601      35,723       397,022
--------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 17,792       225,871      29,946       324,974
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      118,185     1,690,082      22,552       245,281
--------------------------------------------------------------------------------------------------------------
  Class B                                                      160,713     2,277,307      26,664       289,152
--------------------------------------------------------------------------------------------------------------
  Class C                                                        2,695        38,132         265         2,876
--------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  5,723        81,816       1,418        15,444
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (568,367)   (7,129,011)   (843,563)   (9,206,317)
--------------------------------------------------------------------------------------------------------------
  Class B                                                     (719,011)   (8,934,845)   (894,609)   (9,623,737)
--------------------------------------------------------------------------------------------------------------
  Class C                                                       (6,636)      (80,931)    (14,123)     (146,933)
--------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (32,673)     (432,878)    (76,261)     (780,899)
--------------------------------------------------------------------------------------------------------------
                                                              (625,612)  $(6,928,788)    542,909   $ 6,749,668
==============================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Advisor Class shares outstanding during each of the years in the two-year period ended December 31, 1999 and the period September 15, 1997 (date sales commenced) through December 31, 1997, and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999.

                                                                          Class A
                                                               ------------------------------
                                                               1999(a)      1998(a)   1997(a)
                                                               -------      -------   -------
Net asset value, beginning of period                           $ 11.46      $ 10.63   $ 11.43
------------------------------------------------------------   -------      -------   -------
Income from investment operations:
  Net investment income (loss)                                   (0.06)       (0.02)    (0.01)
------------------------------------------------------------   -------      -------   -------
  Net realized and unrealized gain (loss) on investments          5.86         1.01     (0.31)
------------------------------------------------------------   -------      -------   -------
    Net increase (decrease) from investment operations            5.80         0.99     (0.32)
------------------------------------------------------------   -------      -------   -------
Distributions to shareholders:
  From net investment income                                        --        (0.02)       --
------------------------------------------------------------   -------      -------   -------
  From net realized gains                                        (1.48)       (0.14)       --
------------------------------------------------------------   -------      -------   -------
  In excess of net investment income                                --           --     (0.48)
------------------------------------------------------------   -------      -------   -------
    Total distributions                                          (1.48)       (0.16)    (0.48)
------------------------------------------------------------   -------      -------   -------
Net asset value, end of period                                 $ 15.78      $ 11.46   $ 10.63
============================================================   =======      =======   =======
Total return(b)                                                  51.93%        9.37%    (2.68)%
============================================================   =======      =======   =======
Ratios and supplemental data:
  Net assets, end of period (in 000s)                          $20,595      $17,822   $15,145
============================================================   =======      =======   =======
Ratio of expenses to average net assets:
  With fee waivers                                                1.03%(c)     0.50%     0.50%(d)
------------------------------------------------------------   -------      -------   -------
  Without fee waivers                                             1.16%(c)     0.50%     0.50%(d)
============================================================   =======      =======   =======
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                               (0.50)%(c)   (0.21)%   (0.35)%(d)
------------------------------------------------------------   -------      -------   -------
  Without fee waivers                                            (0.63)%(c)   (0.21)%   (0.35)%(d)
============================================================   =======      =======   =======
Portfolio turnover rate                                            147%          28%        1%
============================================================   =======     = ======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $16,635,251.
(d) Annualized.

                                                      Class B                     Class C               Advisor Class
                                            -----------------------------     -------------------   ---------------------------
                                            1999(a)     1998(a)   1997(a)     1999(a)   1998(a)   1999(a)   1998(a)   1997(a)
                                            -------     -------   -------     -------   -------   -------   -------   -------
Net asset value, beginning of period         $ 11.41     $ 10.62   $ 11.43      $11.40     $10.62     $11.45     $10.64  $11.43
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
Income from investment operations:
  Net investment income (loss)                (0.13)      (0.07)    (0.02)      (0.13)     (0.08)        --       0.03    0.01
------------------------------------------  -------     -------   -------      ------     ------     ------     ------  ------
  Net realized and unrealized gain (loss)
    on investment                               5.82        1.00     (0.32)     5.83       1.00       5.89       1.00   (0.31)
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
    Net increase (decrease) from
      investment operations                     5.69        0.93     (0.34)       5.70       0.92       5.89       1.03   (0.30)
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
Distributions to shareholders:
  From net investment income                      --          --        --          --         --      (0.04)     (0.08)     --
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
  From net realized gains                     (1.48)      (0.14)       --       (1.48)     (0.14)     (1.48)     (0.14)     --
------------------------------------------   -------     -------   -------      ------     ------     ------      ------  ------
  In excess of net investment income              --          --     (0.47)         --         --         --         --   (0.49)
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
    Total distributions                       (1.48)      (0.14)    (0.47)      (1.48)     (0.14)     (1.52)     (0.22)  (0.49)
------------------------------------------   -------     -------   -------      ------     ------     ------     ------  ------
Net asset value, end of period               $ 15.62     $ 11.41   $ 10.62      $15.62     $11.40     $15.82     $11.45  $10.64
==========================================   =======     =======   =======      ======     ======     ======     ======  ======
Total return(b)                               51.18%       8.83%    (2.83)%     51.33%      8.94%     52.81%      9.80%  (2.51)%
==========================================   =======     =======   =======      ======     ======     ======     ======  ======
Ratios and supplemental data:
  Net assets, end of period (in 000s)       $29,118     $25,555   $19,184        $500       $249       $989       $821  $1,241
==========================================  =======     =======   =======      ======     ======     ======     ======  ======
Ratio of expenses to average net assets:
  With fee waivers                             1.53%(c)    1.00%     1.00%(d)    1.53%(c)   1.00%(d)   0.53%(c)   0.00%   0.00%(d)
------------------------------------------  -------     -------   -------      ------     ------     ------     ------  ------
  Without fee waivers                          1.66%(c)    1.00%     1.00%(d)    1.66%(c)   1.00%(d)   0.66%(c)   0.00%   0.00%(d)
==========================================  =======     =======   =======      ======     ======     ======     ======  ======
Ratio of net investment income (loss)
  to average net assets:
  With fee waivers                            (1.00)%(c)  (0.71)%   (0.85)%(d)  (1.00)%(c) (0.71)%(d)  0.00(c)    0.28%   0.15%(d)
------------------------------------------  -------     -------   -------      ------     ------     ------     ------  ------
  Without fee waivers                         (1.13)%(c)  (0.71)%   (0.85)%(d)  (1.13)%(c) (0.71)%    (0.13)%(c)  0.28%   0.15%(d)
==========================================  =======     =======   =======      ======     ======     ======     ======  ======
Portfolio turnover rate                         147%         28%        1%        147%        28%       147%        28%      1%
==========================================  =======     =======   =======      ======     ======     ======     ======  ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $23,804,842, $296,927 and $884,810 for Class B, Class C and Advisor Class, respectively.
(d) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Series Trust and Shareholders of AIM Global Trends Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Trends Fund (hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Series Trust was held on August 25, 1999. The meeting was held for the following purposes:

(1) To approve a new investment advisory agreement with respect to AIM Global Trends Fund (the "Fund").

(2) To approve changes to the fundamental investment restrictions of the Fund.

(3) To elect a Trustee.

(4) To ratify the selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                        VOTES      VOTES     WITHHELD/
        MATTER                                                           FOR      AGAINST   ABSTENTIONS
        ------                                                        ---------   -------   -----------
(1)     Approval of new investment advisory agreement...............  1,371,737   50,002       61,855
(2)(a)  Modification of Fundamental Restriction on Concentration....  1,360,627   55,223       67,743
(2)(b)  Modification of Fundamental Restriction on Portfolio          1,368,064   48,189       67,341
        Diversification.............................................
(2)(c)  Addition of Fundamental Policy on Investments in Investment   1,368,574   47,138       67,882
        Companies...................................................
(2)(d)  Modification of Fundamental Restriction on Issuing Senior     1,368,051   47,120       68,422
        Securities and Borrowing Money..............................
(2)(e)  Modification of Fundamental Restriction on Underwriting       1,370,708   45,367       67,518
        Securities..................................................
(2)(f)  Modification of Fundamental Restriction on Real Estate        1,365,865   48,684       69,044
        Investments.................................................
(2)(g)  Modification of Fundamental Restriction on Making Loans.....  1,361,342   50,601       71,650
(3)     Election of a Trustee Robert H. Graham......................  1,795,672    1,077       65,374
(4)     Ratification of the selection of PricewaterhouseCoopers LLP   1,763,343   16,981       81,797
        as the Trust's Independent Public Accounts..................

BOARD OF TRUSTEES                              OFFICERS                        OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital   Chairman and President          Suite 100
Management, LLC (an investment                                                 Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President & Treasurer      INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                 A I M Advisors, Inc.
Frank S. Bayley                                Vice President & Secretary      11 Greenway Plaza
Partner, law firm of                                                           Suite 100
Baker & McKenzie                               Melville B. Cox                 Houston, TX 77046
                                               Vice President
Robert H. Graham                                                               TRANSFER AGENT
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                  A I M Fund Services, Inc.
                                                                               P.O. Box 4739
Ruth H. Quigley                                Carol F. Relihan                Houston, TX 77210-4739
Private Investor                               Vice President
                                                                               CUSTODIAN
                                               Mary J. Benson
                                               Assistant Vice President and    State Street Bank and Trust Company
                                               Assistant Treasurer             225 Franklin Street
                                                                               Boston, MA 02110
                                               Sheri Morris
                                               Assistant Vice President and    COUNSEL TO THE FUND
                                               Assistant Treasurer
                                                                               Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                 1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary             Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                  COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                               Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger            Twenty Third Floor
                                               Assistant Secretary             555 South Flower Street
                                                                               Los Angeles, CA 90071

                                                                               DISTRIBUTOR

                                                                               A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046

                                                                               AUDITORS

                                                                               PricewaterhouseCoopers LLP
                                                                               160 Federal St.
                                                                               Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Global Trends Fund distributed long-term capital gains of $4,393,755 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Money Market Fund                  leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund               since 1976 and managed approximately $160
AIM Capital Development Fund                                                    billion in assets for more than 6.6 million
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS             shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund   corporate clients and financial institutions,
AIM Large Cap Growth Fund                AIM Asian Growth Fund                  as of December 31, 1999.
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)            is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund           AIM European Development Fund          eighth-largest mutual fund complex in the United
AIM Select Growth Fund                   AIM International Equity Fund          States in assets under management, according to
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                  Strategic Insight, an independent mutual fund
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund         monitor.
AIM Value Fund                           AIM New Pacific Growth Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS                    GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                    AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund         AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                        GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                     AIM Global Growth & Income Fund
AIM Charter Fund                         AIM Global Utilities Fund

INCOME FUNDS                             GLOBAL INCOME FUNDS
AIM Floating Rate Fund                   AIM Emerging Markets Debt Fund
AIM High Yield Fund                      AIM Global Government Income Fund
AIM High Yield Fund II                   AIM Global Income Fund
AIM Income Fund                          AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund       THEME FUNDS
                                         AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Financial Services Fund
AIM High Income Municipal Fund           AIM Global Health Care Fund
AIM Municipal Bond Fund                  AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Resources Fund
AIM Tax-Free Intermediate Fund           AIM Global Telecommunications and Technology Fund(5)
                                         AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

[DALBAR LOGO APPEARS HERE]                                INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GTR-AR-1